UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2007

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation Matters:

On December 12, 2007 the Human Resources Committee (the "Committee") of the Board of Directors of the Company met to consider the 2008 base salaries for the named executive officers of the Company. The base salaries of the named executive officers were unchanged and will remain at the current levels.

As noted in the Company’s Form 8-k filed September 4, 2007, Martin Graham, a named executive officer, will retire as President of Trinity North American Freight Car, Inc. effective January 15, 2008. In the Company’s Form 8-k filed October 19, 2007, it was reported that Trinity North American Freight Car, Inc. and Mr. Graham had entered into a Retirement Transition Agreement, the principle terms and conditions of which were set forth in that Form 8-k. The Retirement Transition Agreement remains unchanged. The information regarding Mr. Graham’s retirement and the terms and conditions of the Retirement Transition Agreement set forth in the Company’s Form 8-k’s filed September 4, 2007 and October 19, 2007, are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2007, the Board of Directors of the Company amended Sections 1, 2, 3 and 4 of Article VII of the Company’s Bylaws to allow for the issuance of uncertificated shares through a direct registration system. The Board of Directors adopted this amendment in order to comply with New York Stock Exchange rules which will require securities listed on the exchange to be eligible for a direct registration system by January 2008.

The amendment to the Company’s Bylaws became effective December 13, 2007.

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws amendment, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On December 13, 2007, the Company announced that its Board of Directors authorized a program for the repurchase of up to $200 million of its common stock. This program allows for the repurchase of the Company’s stock through December 31, 2009. A copy of the press release announcing the authorization for the repurchase is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Amendment to Bylaws of the Company, effective December 13, 2007.
99.2 Press Release dated December 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 18, 2007	By:	Timothy R. Wallace

Name: Timothy R. Wallace
Title: Chairman, President, and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amendment to Bylaws of the Company, effective December 13, 2007.
99.2	Press Release dated December 13, 2007.